Exhibit 99.6

CHARTER OF THE

COMPENSATION COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

SERACARE LIFE SCIENCES, INC.

ADOPTED MAY 18, 2007

I.	PURPOSES OF THE COMMITTEE

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of SeraCare Life Sciences, Inc. the (“Company”) are to:

(a)	discharge the responsibilities of the Board relating to compensation of the Company’s Chief Executive Officer and Chief Financial Officer (the “Executive Officers”);

(b)	oversee the Company’s compensation and employee benefit plans and practices;

(c)	produce an annual report on executive compensation for inclusion in the Company’s proxy statement or annual report, in accordance with applicable rules and regulations; and

(d)	take such other actions within the scope of this Charter as the Committee deems necessary or appropriate.

The Company’s compensation policies should be designed to allow the Company to recruit and retain superior talent and create a significant direct relationship between pay and benefit levels and performance. Compensation payable to the Company’s executives should provide overall competitive pay and benefit levels, create proper incentives to enhance the value of the Company, and reward superior performance.

II.	COMPOSITION OF THE COMMITTEE

The Committee will be comprised of two or more directors, as determined from time to time by the Board. The members of the Committee will be appointed by and serve at the discretion of the Board, upon the recommendation of the Nominating and Corporate Governance Committee. Committee members may be removed at any time by a majority vote of the Board. Vacancies will be filled by majority vote of the Board.

All members of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the NASDAQ, other applicable law and any additional requirements that the Board deems appropriate. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under the federal securities and tax laws.

The Board will appoint the chairperson of the Committee.

III.	AUTHORITY, DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

The Board delegates to the Committee the express authority to do the following, to the fullest extent permitted by applicable law and the Company’s Charter and bylaws:

(a)	Executive Officer Compensation and Goals

(i) Review at least annually the goals and objectives of the Company’s executive officer compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(ii) Review at least annually the Company’s executive officer compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive officer compensation plans.

(iii) Evaluate annually the Company’s Executive Officers’ performance in light of the Company’s goals and objectives with respect to executive officer compensation plans, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the Executive Officers’ compensation level based on this evaluation. In determining the long-term incentive component of the Executive Officers’ compensation, the Committee shall consider all relevant factors, including but not limited to, the Company’s performance and relative shareholder return, the value of similar awards to executive officers of comparable companies, and the awards given to the Executive Officers of the Company in past years. The Committee may, in its discretion, discuss the Executive Officers’ compensation with the Board.

(iv) Monitor and make recommendations with respect to succession planning for the Chief Executive Officer and other executive officers as the Committee may deem appropriate or necessary.

(v) Evaluate annually the performance of other executive officers of the Company in light of the goals and objectives of the Company’s executive officer compensation plans, and make recommendations to the Board with respect to the compensation of such other executive officers. To the extent that long-term incentive compensation is a component of such executive officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Executive Officers.

(vi) Evaluate annually the appropriate level of compensation for Board and Committee service by non-employee members of the Board.

(vii) Review and approve any severance or termination arrangements to be made with any executive officer of the Company.

(viii) Perform such duties and responsibilities as may be assigned to the Committee under the terms of any executive officer compensation plan.

(ix) Review perquisites or other personal benefits to the Company’s executive officers and recommend any changes to the Board.

(x) Produce a Committee report on executive officer compensation as required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.

(xi) If required by applicable rules and regulations, to issue an annual report on executive compensation and to review the Company’s compensation discussion and analysis with management.

(b)	General Compensation and Employee Benefit Plans

(i) Review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(ii) Review at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

(iii) Review all equity-compensation plans to be submitted for shareholder approval under the NASDAQ listing standards, and to review and, in the Committee’s sole discretion, approve all equity-compensation plans that are exempt from such shareholder approval requirement.

(iv) Perform such duties and responsibilities as may be assigned to the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

IV.	MEETINGS AND PROCEDURES

The Committee will meet with such frequency, and at such times, as it determines is necessary to carry out its duties and responsibilities, but shall meet at least two times annually. The Committee may request that any director, officer or employee of the Company or the Company’s outside counsel or independent public accountants attend any meeting of the Committee (or portion thereof) and provide such information as the Committee requests.

The Committee has the power to form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the

Committee deems appropriate; provided, however, that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

Unless the Committee or the Board adopts other procedures, the provisions of the Company’s bylaws applicable to meetings of the Board will govern meetings of the Committee.

V.	EVALUATION OF THE COMMITTEE

The Committee shall, on an annual basis, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VI.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it deems necessary. The Committee shall have the sole authority to retain or terminate any compensation consultant to assist the Committee in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by the Company.

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